Exhibit 32.2

          Certification pursuant to Rule 13a-14(b) or 15d-14(b) of the Securities Exchange Act of 1934 and 18 U.S.C. 1350

                                   ----------

In connection with the quarterly report on Form 10-Q of ELECTRONIC SENSOR TECHNOLOGY, INC. (the "Company") for the period ended June 30, 2008 (the "Report"), I, Philip Yee, Secretary, Treasurer and Chief Financial Officer, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                           /s/ Philip Yee
Dated: August 13, 2008                     -------------------------------------
                                           Philip Yee
                                           Secretary, Treasurer and Chief
                                           Financial Officer
                                           (Principal Financial and Accounting
                                            Officer)